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                                      FLAG
                                   INVESTORS
                                     EQUITY
                                    PARTNERS
                                      FUND


                               SEMI-ANNUAL REPORT
                               NOVEMBER 30, 1996

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

(bullet) Your Fund achieved strong results over the last six- and twelve-month periods, comparing favorably against other growth funds and the broad market as measured by the Standard & Poor's 500.

(bullet) We have maintained our long-term investment horizon and disciplined approach, emphasizing the importance of value and management when selecting the portfolio's holdings.

(bullet) The 75.2% two-year cumulative return for the S&P 500 was the highest market return ever experienced by most current investors. Despite the generally high market level, we believe there are always good values that we can take advantage of by using good research and independent thinking. Our philosophy focuses on stock selection, not market timing.

(bullet) Several companies held by the Fund were recently acquired by other companies, illustrating the recent investment trend of various industry consolidations.

FUND PERFORMANCE
--------------------------------------------------------------------------------
Growth of a $10,000 Investment in Class A Shares*
February 13, 1995-November 30, 1996


                              [GRAPH APPEARS HERE]


        $10,000  invested in Equity  Partners  Fund
        Class A Shares at inception on February 13, 1995 was worth $15,576 on November 30, 1996.


                                2/95       10000
                                5/95       10770
                                8/95       11421
                               11/95       11993
                                2/96       12756
                                5/96       13252
                                8/96       13329
                               11/96       15576


 *These figures assume the reinvestment of dividends and capital gains distributions and exclude the impact of any sales charge. If the sales charge were reflected, the quoted performance would be lower. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
Fellow Shareholders:

     We are pleased to report on the progress of your Fund for the period ended November 30, 1996.

Performance

     The Fund's Class A Shares produced a total return of 17.5% and 29.9% for the six- and twelve-month periods ended November 30, 1996, respectively. This brings the Fund's cumulative total return to 55.8% since its inception on February 13, 1995 (see chart, left). For the twelve months ended November 30, 1996, the Fund ranked in the top 7% of Lipper Analytical's Growth Fund category(1) and also received an "A" designation from The Wall Street Journal.(2)

Total Return Performance(3)

  Periods Ended 11/30/96             Class A    Class B
 --------------------------------------------------------
  Six Months                          17.5%      17.1%
  Twelve Months                       29.9%      28.8%
  Since Inception(4) (Cumulative)     55.8%      53.8%


     The five largest positive and negative contributors to the Fund's performance over the past six months are shown in the following table.

Contributors to Net Asset Value Performance

  (For the six months ended 11/30/96)
--------------------------------------------------------------------------------
Five Best Contributors    Gain Per Share  Five Worst Contributors Loss Per Share

Eckerd Corp.                   $0.24      ITT Industries                $(0.04)
IBM                            $0.24      ITT Corp.                     $(0.04)
Conseco                        $0.16      Alexander & Alexander         $(0.03)
Travelers                      $0.15      Ford                          $(0.02)
Federal Home Loan              $0.14      Xerox                         $(0.02)

_________
(1) Funds are grouped according to investment objective and are ranked by total return performance relative to other funds in their respective categories. This ranking indicates that the Fund's performance ranked #43 out of 652 funds in the Growth Fund category. Performance figures used in these rankings exclude the impact of any sales charge.
(2) Funds are categorized by The Wall Street Journal based on classifications by Lipper and are ranked by total return performance relative to other funds in their respective categories. This ranking indicates that the Fund's one-year total return placed in the top 20% of 652 funds in the Growth Fund category.
(3) These  figures  assume  the   reinvestment   of  dividends  and  capital
    gains distributions and exclude the impact of any sales charge. If the sales charge were reflected, the quoted performance would be lower. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when
    redeemed.  Past  performance  is not an indicator  of  future   results.
    Please  review  the  Additional   Performance Information on page 6.
(4) February 13, 1995.

Investment Environment
--------------------------------------------------------------------------------
     While we are pleased to report the favorable performance outlined above, we are reminded of the old investment adage, "Don't confuse wisdom with a bull market." For the two years ended November 30, 1996, the S&P 500 cumulative total return was 75.2%. This is the highest two-year market return that most current investors have ever experienced. It is not surprising therefore that so many investors are now particularly anxious and are asking, "What should I do with my investments?"

     We like to answer this frequently asked question with another question, namely "What is your time frame?" If it is three to six months, you should probably not be in the market now, or any other time for that matter. If it is approximately three to six years, we recommend that you maintain your investment program, with the understanding that occasional market declines are to be expected and endured in order to earn the long-term benefits of stock ownership.

     As your partners in the Fund, we are focused on the long term and would take advantage of a meaningful market decline to add to our own holdings. We encourage all shareholders to think in the same terms. Consider your investment in this Fund as a bet on long-term equity ownership and our stock selection skills, not on our market-timing abilities.

Portfolio Strategy

     In keeping with this philosophy, we have maintained equities at 90% to 100% of the Fund's assets throughout the past six months and expect to continue that policy at most times in the future. Our emphasis, as always, has been on continuous improvement in the portfolio holdings. This process involves eliminating the names in which our confidence has waned, and adding to investments where our conviction is high. We try to avoid selling our favorite long-term holdings simply because they have gone up significantly and buying weaker companies simply because their stocks have lagged. This behavior, in our view, is analogous to digging out the flowers and watering the weeds.

     Our experience over the years has been that, despite various market levels, there are always good values that we can take advantage of by using good research and independent thinking. One year ago we illustrated this point with IBM. We made it our largest holding when it was out of favor at that time, selling around 90 and at seven times forward earnings. Having since increased to 160, it was one of our best contributors for the past six months. Despite the appreciation, we still believe IBM has good value, though it is no longer as compelling.

LETTER TO SHAREHOLDERS (CONCLUDED)
--------------------------------------------------------------------------------

     Two examples come to mind of stocks we have recently purchased despite the generally high market. Our largest purchase over the past six months was Champion Enterprises. This company is very well managed and is one of the leading companies in a growth industry, manufactured housing. Because of the industry's cyclical nature, the company sells at a more inexpensive price than we feel is justified, around 11 times forward earnings. Periodic short-term concerns have given us the opportunity to build it to one of our largest holdings.

     A second example is Harrah's Entertainment, a leading casino operator. The lack of near-term growth prospects and recent earnings disappointments caused the stock to decline from 38 to 17 in three months despite the market's rise. Our research concluded longer term growth prospects are brighter, the management is sharp, and the stock is undervalued. There is additional long-term potential from industry consolidation. We initiated a position in Harrah's based on our research, independent thinking and long-term time horizon, which allows us to take advantage of short-term concerns.

     Five companies owned by the Fund are presently in the process of being acquired by other companies. This is five more than were acquired in the previous eighteen months of the Fund's existence. In addition to benefiting performance, this activity illustrates some interesting and important points for investors.

Fund Holdings Being Acquired

                                 Approximate Premium
Company                         Paid over Market Price
-------------------------------------------------------
Conrail                                  50%
Alexander & Alexander                    24%
Eckerd                                   21%
McDonnell Douglas                        21%
Arcadian                                 17%


     The pace of consolidation is increasing in many industries. In cases where the government's approval is required (e.g., defense and railroads), government is increasingly supportive if improved efficiency results. In addition, Corporate America's financial condition is much improved, with healthy balance sheets and strong cash flows available to finance acquisitions. This is favorable for value investors such as ourselves who focus on underlying business value when buying stocks. It is worth noting that the premiums paid over market values, with the exception of Conrail, have not been particularly large by historical standards. This probably reflects the generally high level of stocks in today's market. The five companies being acquired are shown in the table above, together with the approximate premium offered over the prior market price.

Closing

     We would like to welcome new shareholders who have invested over the past six months and summarize the key aspects of our approach to investing, namely the importance of value, management, discipline, independent thinking and a long-term horizon. The Equity Partners name was selected to convey the sense of partnership that we feel with you as investors, since we have a very significant stake in the Fund as well. Furthermore, most of the managements in which we invest own sizable amounts of their own stock and are focused on creating value for all of us.

Sincerely,


/s/ Lee S. Owen                          /s/ J. Dorsey Brown, III
________________                         ___________________________
Lee S. Owen                              J. Dorsey Brown, III
President                                Executive Vice President

December 20, 1996

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

Additional Performance Information

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. The Securities and Exchange Commission (SEC) requires that when we report such figures, we also include the Fund's total return, according to a standardized formula, for various time periods through the end of the most recent calendar quarter. The SEC total return figures differ from those we reported because the time periods may be different and because the SEC calculation includes the impact of the currently effective 4.50% maximum sales charge for the Fund's Class A Shares and 4.00% maximum contingent deferred sales charge for the Fund's Class B Shares.


Average Annual Total Return

  Periods Ended 12/31/96                                      1 Year   Since Inception*
-----------------------------------------------------------------------------------------
  Class A Shares                                              22.84%          23.32%
 .........................................................................................
  Class B Shares                                              24.29%          23.74%
 .........................................................................................
  Institutional Shares                                           --           24.31%**
 .........................................................................................

   *Inception dates: Class A and Class B 2/13/95, Institutional 2/13/96. **Annualized.

  The Fund's total returns correspond to those experienced by individual shareholders only if their shares were purchased on the first day of each time period and the maximum sales charge was paid. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Statement of Net Assets                                        November 30, 1996
(Unaudited)

                                                                           Market Value
  Shares                     Security                                        (Note 1)
------------------------------------------------------------------------------------------
 COMMON STOCK: 90.5%

Banking: 5.8%
     30,600      Citicorp                                                   $ 3,343,050
     11,000      Wells Fargo & Company                                        3,130,875
                                                                              6,473,925

Basic Industry: 6.0%
    100,000      Arcadian Corporation                                         2,537,500
     66,100      Hercules, Inc.                                               3,205,850
     30,000      James River Corporation of Virginia                            960,000
                                                                              6,703,350

Business Services: 1.2%
     58,000      SEI Corporation                                              1,297,750

Capital Goods: 4.8%
     29,900      Briggs & Stratton Corporation                                1,237,113
     24,200      Caterpillar, Inc.                                            1,914,825
     32,500      Eaton Corporation                                            2,250,625
                                                                              5,402,563

Consumer Durables/Non-Durables: 9.6%
     45,000      Blyth Industries, Inc.*                                      1,951,875
     85,000      Ford Motor Company                                           2,783,750
     32,500      Philip Morris Companies, Inc.                                3,351,562
     93,000      Sunbeam Corp.                                                2,569,125
                                                                             10,656,312

Consumer Services: 5.4%
     60,000      America Online, Inc.*                                        2,122,500
     25,000      Gannett Company, Inc.                                        1,962,500
     36,000      Times Mirror Company--Class A                                1,885,500
                                                                              5,970,500

Defense/Aerospace: 1.0%
      2,200      Lockheed Martin Corp.                                          199,375
     16,600      McDonnell Douglas Corp.                                        877,725
                                                                              1,077,100
==========================================================================================

                                                                               7

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Statement of Net Assets (continued)
(Unaudited)

                                                                           Market Value
  Shares                     Security                                        (Note 1)
------------------------------------------------------------------------------------------
COMMON STOCK (continued)

Energy: 3.4%
     48,000      MAPCO, Inc.                                                $ 1,620,000
     45,500      Noble Affiliates, Inc.                                       2,144,187
                                                                              3,764,187

Financial Services: 9.2%
     60,200      American Express Company                                     3,145,450
     27,000      Federal Home Loan Mortgage Corporation                       3,084,750
     11,000      Transamerica Corp.                                             873,125
     70,000      Travelers Group, Inc.                                        3,150,000
                                                                             10,253,325

Health Care: 0.6%
     15,000      Mallinckrodt Group, Inc.                                       660,000

Hotels/Gaming: 4.4%
    130,000      Harrah's Entertainment, Inc.*                                2,307,500
     61,600      Hilton Hotels Corporation                                    1,801,800
     16,400      ITT Corporation*                                               756,450
                                                                              4,865,750

Housing: 7.2%
    197,500      Champion Enterprises, Inc.*                                  4,122,813
     97,000      Ryland Group, Inc.                                           1,345,875
     83,300      USG Corporation*                                             2,603,125
                                                                              8,071,813

Insurance: 6.1%
     41,000      Alexander & Alexander Services Inc.                            594,500
     50,000      Conseco Inc.                                                 2,793,750
     62,200      Leucadia National Corporation                                1,632,750
     37,800      Mid Ocean Limited                                            1,819,125
                                                                              6,840,125
==========================================================================================

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

                                                                           Market Value
  Shares                     Security                                        (Note 1)
------------------------------------------------------------------------------------------
COMMON STOCK (concluded)

MULTI-INDUSTRY: 5.9%
     74,400      ITT Industries, Inc.                                       $ 1,739,100
     25,000      Loews Corporation                                            2,318,750
     24,200      Tenneco, Inc.                                                1,234,200
      8,900      United Technologies Corp.                                    1,248,225
                                                                              6,540,275

Retail: 6.0%
    125,000      Eckerd Corporation*                                          4,312,500
    210,000      Kmart Corporation*                                           2,336,250
                                                                              6,648,750

Technology: 11.7%
     28,000      International Business Machines Corporation                  4,462,500
     97,500      Millipore Corporation                                        3,985,312
     34,000      Varian Associates, Inc.                                      1,674,500
     59,500      Xerox Corporation                                            2,922,938
                                                                             13,045,250

Transportation: 2.2%
     45,800      Canadian National Railway Company                            1,883,525
      5,894      Conrail, Inc.                                                  573,191
                                                                              2,456,716
Total Common Stock
    (Cost $75,723,902)                                                      100,727,691
==========================================================================================

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Statement of Net Assets (concluded)

  Par                                                                         Market Value
 (000)                      Security                                            (Note 1)
------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT: 7.8%
     $8,635      Goldman Sachs & Co., 5.55%
                   Dated 11/29/96, to be repurchased on
                   12/2/96, collateralized by U.S. Treasury
                   Notes with a market value of $8,807,750.
                   (Cost $8,635,000)                                        $ 8,635,000

Total Investment in Securities: 98.3%
  (Cost $84,358,902)**                                                      109,362,691

Other Assets in Excess of Liabilities, Net: 1.7%                              1,914,725

Net Assets: 100.0%                                                         $111,277,416

Net Asset Value and Redemption Price Per:
  Class A Share
   ($84,360,869 / 5,507,924 shares outstanding)                                  $15.32
  Class B Share
   ($8,202,292 / 537,833 shares outstanding)                                     $15.25***
  Institutional Share
   ($18,714,225 / 1,220,742 shares outstanding)                                  $15.33

Maximum Offering Price Per:
  Class A Share
    ($15.32 / .955)                                                              $16.04

  Class B Share                                                                  $15.25

  Institutional Share                                                            $15.33

-------------
  * Non-income producing security.
 ** Also aggregate cost for federal tax purposes.
*** Redemption value is $14.64 following a maximum 4% contingent deferred sales charge.

                       See Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Statement of Operations
(Unaudited)

                                                                           For the Six
                                                                           Months Ended
                                                                             Nov. 30,
---------------------------------------------------------------------------------------
                                                                               1996
Investment Income (Note 1):
   Dividends                                                                $ 591,775
   Interest                                                                   220,743
   Other income                                                                 1,081
---------------------------------------------------------------------------------------
            Total income                                                      813,599
---------------------------------------------------------------------------------------

Expenses:
   Investment advisory fee (Note 2)                                           397,568
   Distribution fee (Note 2)                                                  118,124
   Legal                                                                       36,165
   Transfer agent fee (Note 2)                                                 35,742
   Accounting fee (Note 2)                                                     25,925
   Printing and postage                                                        16,035
   Audit                                                                       12,534
   Registration fees                                                            9,325
   Custodian fees                                                               7,521
   Organizational expense (Note 1)                                              5,014
   Miscellaneous                                                                3,782
   Insurance                                                                    1,974
   Directors' fees                                                                602
---------------------------------------------------------------------------------------
            Total expenses                                                    670,311
   Less:Fees waived (Note 2)                                                  (85,071)
---------------------------------------------------------------------------------------
            Net expenses                                                      585,240
---------------------------------------------------------------------------------------
   Net investment income                                                      228,359
---------------------------------------------------------------------------------------

Realized and unrealized gain/(loss) on investments:
   Net realized gain from security transactions                             1,455,562
   Change in unrealized appreciation or depreciation of investments        13,762,849
---------------------------------------------------------------------------------------
            Net gain on investments                                        15,218,411
---------------------------------------------------------------------------------------

Net increase in net assets resulting from operations                      $15,446,770
=======================================================================================

                       See Notes to Financial Statements.
                                                                              11

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                         For the Six      For the Year
                                                         Months Ended         Ended
                                                           Nov. 30,          May 31,
--------------------------------------------------------------------------------------
                                                            1996(1)            1996
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income                                    $ 228,359      $  821,246
   Net realized gain/(loss) from security transactions      1,455,562         (24,094)
   Change in unrealized appreciation or
     depreciation of investments                           13,762,849      10,744,023
   Net increase in net assets resulting from operations    15,446,770      11,541,175

Distributions to Shareholders from:
   Net investment income:
     Class A Shares                                          (270,748)       (598,906)
     Class B Shares                                                --         (27,629)
     Institutional Shares                                     (27,080)             --
   Total distributions                                       (297,828)       (626,535)

Capital Share Transactions (Note 3):
   Proceeds from sale of shares                            24,824,687      28,046,908
   Value of shares issued in reinvestment of dividends        248,984         560,846
   Cost of shares repurchased                              (2,712,446)     (6,525,825)
   Increase in net assets derived from
     capital share transactions                            22,361,225      22,081,929
   Total increase in net assets                            37,510,167      32,996,569

Net Assets:
   Beginning of period                                     73,767,249      40,770,680
   End of period                                         $111,277,416     $73,767,249
======================================================================================

(1) Unaudited.

                       See Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Financial Highlights--Class A Shares
(For a share outstanding throughout each period)

                                                                           For the Period
                                                For the Six      For the   Feb. 13, 1995(2)
                                                Months Ended   Year Ended      through
                                                  Nov. 30,       May 31,       May 31,
-------------------------------------------------------------------------------------------
                                                  1996(1)         1996          1995
Per Share Operating Performance:
   Net asset value at beginning of period          $ 13.09       $ 10.77       $ 10.00
Income from Investment Operations:
   Net investment income                              0.03          0.17          0.12
   Net realized and unrealized gain
     on investments                                   2.25          2.29          0.65
   Total from Investment Operations                   2.28          2.46          0.77
Less Distributions:
   Dividends from net investment income              (0.05)        (0.14)           --
   Net asset value at end of period                $ 15.32       $ 13.09       $ 10.77

Total Return(3)                                      17.53%        23.05%         7.70%
Ratios to Average Daily Net Assets:
   Expenses                                           1.35%(4,5)    1.35%(5)      1.35%(4,5)
   Net investment income                              0.58%(4,6)    1.52%(6)      3.74%(4,6)
Supplemental Data:
   Net assets at end of period (000)               $84,361       $64,230       $38,612
   Portfolio turnover rate                            9.03%         0.73%           --
   Average commissions per share                    $ 0.07(7)         --            --
--------------------------------------------------------------------------------------------

(1) Unaudited.
(2) Commencement of operations.
(3) Total return excludes the effect of sales charge.
(4) Annualized.
(5) Without the waiver of advisory fees (Note 2), the ratio of expenses to
    average daily  net  assets  would  have  been  1.55%   (annualized),   1.76%
    and 3.76% (annualized) for the six months ended November 30, 1996, the year ended May 31, 1996 and the period ended May 31, 1995, respectively.
(6) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 0.38% (annualized), 1.10% and 1.33% (annualized) for the six months ended November 30, 1996, the year ended May 31, 1996 and the period ended May 31, 1995, respectively.
(7) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

                       See Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Financial Highlights--Class B Shares
(For a share outstanding throughout each period)

                                                                           For the Period
                                                 For the Six     For the   Feb. 13, 1995(2)
                                                 Months Ended  Year Ended      through
                                                   Nov. 30,      May 31,       May 31,
-------------------------------------------------------------------------------------------
                                                    1996(1)        1996          1995
Per Share Operating Performance:
   Net asset value at beginning of period           $13.03        $10.75       $10.00
Income from Investment Operations:
   Net investment income/(loss)                      (0.02)         0.07         0.07
   Net realized and unrealized gain
     on investments                                   2.24          2.31         0.68
   Total from Investment Operations                   2.22          2.38         0.75
Less Distributions:
   Dividends from net investment income                 --         (0.10)          --
   Net asset value at end of period                 $15.25        $13.03       $10.75

Total Return(3)                                      17.13%        22.17%        7.50%
Ratios to Average Daily Net Assets:
   Expenses                                           2.10%(4,5)    2.10%(5)     2.10%(4,5)
   Net investment income/(loss)                      (0.18)%(4,6)   0.71%(6)     1.97%(4,6)
Supplemental Data:
   Net assets at end of period (000)                $8,202        $5,302       $2,159
   Portfolio turnover rate                            9.03%         0.73%          --
   Average commissions per share                    $ 0.07(7)         --           --
-------------------------------------------------------------------------------------------

(1) Unaudited.
(2) Commencement of operations.
(3) Total return excludes the effect of sales charge.
(4) Annualized.
(5) Without the waiver of advisory fees (Note 2), the ratio of expenses to
    average daily  net  assets  would  have  been  2.30%   (annualized),   2.52%
    and 4.22% (annualized) for the six months ended November 30, 1996, the year ended May 31, 1996 and the period ended May 31, 1995, respectively.
(6) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been (0.38)% (annualized), 0.29% and 0.15% (annualized) for the six months ended November 30, 1996, the year ended May 31, 1996 and the period ended May 31, 1995, respectively.
(7) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

                       See Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Financial  Highlights--Institutional Shares
(For a share outstanding throughout each period)

                                                                           For the Period
                                                      For the Six          Feb. 13, 1996(2)
                                                      Months Ended             through
                                                        Nov. 30,               May 31,
--------------------------------------------------------------------------------------------
                                                         1996(1)                 1996
Per Share Operating Performance:
   Net asset value at beginning of period                $ 13.10                $12.72
Income from Investment Operations:
   Net investment income                                    0.05                  0.04
   Net realized and unrealized gain
     on investments                                         2.26                  0.34
   Total from Investment Operations                         2.31                  0.38
Less Distributions:
   Dividends from net investment income                    (0.08)                   --
   Net asset value at end of period                      $ 15.33                $13.10

Total Return(3)                                            17.76%                 3.23%
Ratios to Average Daily Net Assets:
   Expenses                                                 1.10%(4,5)            1.10%(4,5)
   Net investment income                                    0.72%(4,6)            1.20%(4,6)
Supplemental Data:
   Net assets at end of period (000)                     $18,714                $4,235
   Portfolio turnover rate                                  9.03%                 0.73%
   Average commissions per share                          $ 0.07(7)                 --
--------------------------------------------------------------------------------------------

(1) Unaudited.
(2) Commencement of operations.
(3) Total return excludes the effect of sales charge.
(4) Annualized.
(5) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 1.30% (annualized) and 1.66% (annualized) for the six months ended November 30, 1996 and the period ended May 31, 1996, respectively.
(6) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 0.52% (annualized) and 0.48% (annualized) for the six months ended November 30, 1996 and the period ended May 31, 1996, respectively.
(7) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

                       See Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Notes to Financial Statements

NOTE 1--Significant Accounting Policies

     Flag Investors Equity Partners Fund, Inc. ("the Fund") was organized as a Maryland Corporation on November 30, 1994 and commenced operations on February 13, 1995, consisting of Class A Shares and Class B Shares. On February 13, 1996, the Fund began offering Institutional Shares. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end Management Investment Company designed to seek long-term growth of capital and, secondarily, current income through a policy of diversified investments in equity securities, including common stocks and convertible securities.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant accounting policies are as follows:

     A. Security Valuation--Portfolio securities are valued on the basis of their last sale price. In the event that there are no sales or the security is not listed, it is valued at its latest bid quotation. Short-term obligations with maturities of 60 days or less are valued at amortized cost.

     B. Repurchase Agreements--The Fund may agree to enter into tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker's custodial bank in a segregated account until maturity of the repurchase agreement.
         The agreement ensures that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
     NOTE 1--concluded

     C. Federal Income Tax -- No provision is made for federal income taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make requisite distributions to shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes. The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income and net realized capital gains.

        The Fund has a capital loss carryforward of $24,094 (which may be carried forward to offset future taxable capital gains, if any), which begins to expire in 2004 if not previously utilized.

     D. Other -- Security transactions are accounted for on the trade date and the cost of investments sold or redeemed is determined by use of the specific identification method for both financial reporting and
        income tax  purposes. Interest   income  is  recorded  on  an  accrual
        basis.   Dividend  income  and distributions  to  shareholders  are recorded on the ex-dividend date. Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and are being amortized on the straight-line method over a five-year period beginning on the date on which the Fund commenced its investment activities.

NOTE 2--Investment Advisory Fees, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC"), a subsidiary of Alex. Brown Financial Corp., is the Fund's investment advisor and Alex. Brown Investment Management ("ABIM") is the Fund's subadvisor. As compensation for its advisory services, ICC receives a fee from the Fund, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets:
1.00% of the first $50 million, 0.85% of the next $50 million, 0.80% of the next $100 million and 0.70% of that portion in excess of $200 million.

     As compensation for its subadvisory services, ABIM receives a fee from ICC, payable from its advisory fee, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets: 0.75% of the first $50 million, 0.60% of the next $150 million and 0.50% of that portion in excess of $200 million.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

NOTE 2--concluded

     ICC has voluntarily agreed to waive a portion of its fees and reimburse expenses so that the total operating expenses of the Fund do not exceed 1.35% of the Fund's average daily net assets for Class A Shares, 2.10% for Class B Shares and 1.10% for Institutional Shares. For the six months ended November 30, 1996, ICC waived fees of $85,071.

     ICC also serves as the Fund's accounting and transfer agent. As compensation for its accounting services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, from the Fund's average daily net assets. ICC received $25,925 for accounting services for the six months ended November 30, 1996.

     As compensation for its transfer agent services, ICC receives from the Fund a per account fee, calculated daily and paid monthly. ICC received $35,742 for transfer agent services for the six months ended November 30, 1996.

     As compensation for providing distribution services, Alex. Brown & Sons Incorporated receives from the Fund an annual fee, calculated daily and paid monthly, at an annual rate equal to 0.25% of the average daily net assets for Class A Shares and 1.00% (including a 0.25% shareholder servicing fee) of the average daily net assets for Class B Shares. For the six months ended November 30, 1996, distribution fees aggregated $118,124, of which $87,630 were attributable to Class A Shares and $30,494 were attributable to Class B Shares.

     The fund complex of which the Fund is a part has adopted a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the period January 1, 1996 through November 30, 1996 was approximately $2,780, and the accrued liability was approximately $2,842.


NOTE 3--Capital Share Transactions

     The Fund is authorized to issue up to 35 million shares of $.001 par value capital stock (20 million Class A, 5 million Class B, 5 million Institutional and 5 million undesignated). Transactions in shares of the Fund are listed on the following pages.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
NOTE 3--continued

                                                      Class A Shares
                                               ----------------------------
                                                For the Six
                                               Months Ended       For the
                                               Nov. 30, 1996    Year Ended
                                                (Unaudited)    May 31, 1996
---------------------------------------------------------------------------
Shares sold                                        762,808      1,801,793
Shares issued to shareholders on
   reinvestment of dividends                        18,837         46,324
Shares redeemed                                   (181,468)      (526,068)
Net increase in shares outstanding                 600,177      1,322,049

Proceeds from sale of shares                   $10,345,304    $21,242,051
Value of reinvested dividends                      243,750        537,705
Cost of shares redeemed                         (2,450,361)    (6,296,438)
Net increase from capital share transactions   $ 8,138,693    $15,483,318


                                                      Class B Shares
                                               ---------------------------
                                                For the Six
                                               Months Ended      For the
                                               Nov. 30, 1996   Year Ended
                                                (Unaudited)   May 31, 1996
--------------------------------------------------------------------------
Shares sold                                        142,699        221,303
Shares issued to shareholders on
   reinvestment of dividends                            --          2,003
Shares redeemed                                    (11,919)       (17,025)
Net increase in shares outstanding                 130,780        206,281

Proceeds from sale of shares                    $1,968,858     $2,641,798
Value of reinvested dividends                           --         23,141
Cost of shares redeemed                           (156,915)      (208,673)
Net increase from capital share transactions    $1,811,943     $2,456,266

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Notes to Financial Statements (concluded)

NOTE 3--concluded


                                                     Institutional Shares
                                               --------------------------------
                                                For the Six    For the Period
                                               Months Ended    Feb. 13, 1996*
                                               Nov. 30, 1996         to
                                                (Unaudited)     May 31, 1996
-------------------------------------------------------------------------------
Shares sold                                        905,196        324,964
Shares issued to shareholders on
   reinvestment of dividends                           405             --
Shares redeemed                                     (8,236)        (1,587)
Net increase in shares outstanding                 897,365        323,377

Proceeds from sale of shares                   $12,510,525     $4,163,059
Value of reinvested dividends                        5,234             --
Cost of shares redeemed                           (105,170)       (20,714)
Net increase from capital share transactions   $12,410,589     $4,142,345
-------------------------------------------------------------------------------
*Commencement of operations.


NOTE 4--Investment Transactions

     Purchases and sales of investment securities, other than short-term obligations, aggregated $26,286,705 and $7,149,787, respectively, for the six months ended November 30, 1996.

     On November 30, 1996, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $25,347,283 and aggregate gross unrealized depreciation of all securities in which there was an excess of tax cost over value was $343,494.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
NOTE 5--Net Assets

     On November 30, 1996, net assets consisted of:

Paid-in capital:
   Flag Investors Class A Shares                               $ 61,759,847
   Flag Investors Class B Shares                                  6,306,390
   Flag Investors Institutional Shares                           16,552,934
Undistributed net investment income                                 222,988
Accumulated net realized gain from securities transactions        1,431,468
Unrealized appreciation of investments                           25,003,789
                                                               $111,277,416

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Directors and Officers

                                TRUMAN T. SEMANS
                                    Chairman

         CHARLES W. COLE, JR.                         LEE S. OWEN
               Director                                President

           JAMES J. CUNNANE                      J. DORSEY BROWN, III
               Director                        Executive Vice President

            RICHARD T. HALE                        BRUCE E. BEHRENS
               Director                             Vice President

            JOHN F. KROEGER                      HOBART C. BUPPERT, II
               Director                             Vice President

             LOUIS E. LEVY                          GARY V. FEARNOW
               Director                             Vice President

          EUGENE J. MCDONALD                      EDWARD J. VEILLEUX
               Director                             Vice President

           REBECCA W. RIMEL                         SCOTT J. LIOTTA
               Director                             Vice President

          CARL W. VOGT, ESQ.                       JOSEPH A. FINELLI
               Director                                Treasurer

              HARRY WOOLF                          EDWARD J. STOKEN
               Director                                Secretary

                                                  LAURIE D. COLLIDGE
                                                  Assistant Secretary



Investment Objective

A mutual fund designed to seek long-term growth of capital as well as the secondary objective of current income primarily through a policy of diversified investments in equity securities, including common stocks and convertible securities.

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

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

    This report is submitted for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

    For more complete information regarding any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.

                             [Flag Investors Logo]
                                 FLAG INVESTORS

                                     Growth
                      Flag Investors Emerging Growth Fund
                      Flag Investors Equity Partners Fund
                       Flag Investors International Fund

                                 Equity Income
                   Flag Investors Real Estate Securities Fund
                      Flag Investors Telephone Income Fund

                                    Balanced
                       Flag Investors Value Builder Fund

                                     Income
                  Flag Investors Intermediate-Term Income Fund
             Flag Investors Total Return U.S. Treasury Fund Shares

                                Tax-Free Income
                  Flag Investors Managed Municipal Fund Shares
           Flag Investors Maryland Intermediate Tax-Free Income Fund

                                 Current Income
                    Flag Investors Cash Reserve Prime Shares




                                  P.O. Box 515
                           Baltimore, Maryland 21203
                                  800-767-FLAG

                                Distributed by:
                               ALEX. BROWN & SONS
                                  INCORPORATED